                               POWER OF ATTORNEY


     WHEREAS, the Board of Directors of Terra Industries Inc. (the "Company") has approved the issuance and sale of shares of the Company's Common Stock in a public offering (the "Offering");

     WHEREAS, the Company, in connection with the Offering, has filed a Registration Statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933 (the "Act") with the Securities and Exchange Commission (the "Commission"); and

     NOW, THEREFORE:

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints George H. Valentine, Francis G. Meyer and Burton
M. Joyce and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any or all amendments thereto (including post-effective amendments thereto) or supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed on September 19, 1994 by the following persons:


       Signature                                     Title
       ---------                                     -----


/s/ REUBEN F. RICHARDS             Chairman of the Board
________________________
Reuben F. Richards

/s/ BURTON M. JOYCE                Chief Executive Officer, President and
_______________________            Director (Principal Executive Officer)
Burton M. Joyce

       Signature                                     Title
       ---------                                     -----

/s/ FRANCIS G. MEYER               Vice President, Chief Financial Officer
________________________           (Principal Financial Officer and Principal
Francis G. Meyer                   Accounting Officer)

/s/ EDWARD G. BEIMFOHR             Director
________________________
Edward G. Beimfohr

/s/ CAROL L. BROOKINS              Director
________________________
Carol L. Brookins

/s/ EDWARD M. CARSON               Director
________________________
Edward M. Carson

/s/ DAVID E. FISHER                Director
________________________
David E. Fisher

/s /BASIL T. A. HONE               Director
________________________
Basil T. A. Hone

/s/ ANTONY W. LEA                  Director
________________________
Antony W. Lea

/s/ JOHN R. NORTON III             Director
________________________
John R. Norton III

/s/ HENRY R. SLACK                 Director
________________________
Henry R. Slack